Exhibit 24: Powers of Attorney

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ JAMES E. HOHMANN

----------------------------------------

James E. Hohmann

Director, President and Chief Executive Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ DANNY L. HALE

----------------------------------

Danny L. Hale

Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ MICHAEL B. BOYLE

---------------------------------

Michael B. Boyle

Director and Senior Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ GEORGE E. RUEBENSON

---------------------------------

George E. Ruebenson

Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ SAMUEL H. PILCH

----------------------------

Samuel H. Pilch

Group Vice President and Controller

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ JOHN C. PINTOZZI

---------------------------------

John C. Pintozzi

Director, Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ ERIC A. SIMONSON

--------------------------------

Eric A. Simonson

Director, Senior Vice President and Chief Investment Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ KEVIN R. SLAWIN

--------------------------------

Kevin R. Slawin

Director and Senior Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ DAVID A. BIRD

---------------------------

David A. Bird

Director and Senior Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and John C. Pintozzi, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ MICHAEL J. VELOTTA

----------------------------------

Michael J. Velotta

Director, Senior Vice President, General Counsel and Secretary

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ DOUGLAS B. WELCH

---------------------------------

Douglas B. Welch

Director and Senior Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ THOMAS J. WILSON, II

------------------------------------

Thomas J. Wilson, II

Director and Chairman of the Board

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ JOHN C. LOUNDS

----------------------------------------

John C. Lounds

Director and Senior Vice President